Exhibit 99.1

BriaCell Announces Intention to Spin-Out Certain Pre-Clinical Assets into a Newly Created “SpinCo” Entity whereby Shareholders to Receive One New Share of “SpinCo” in Addition to Each Current Share of BriaCell Already Held

●	SpinCo Assets (SpinCo) includes Bria-TILsRx™, and protein kinase C delta (PKCδ) inhibitors for multiple indications including cancer.
●	SpinCo’s goal is to potentially accelerate the development of its assets, and to create value.

PHILADELPHIA, PA and VANCOUVER, British Columbia, March 31, 2023— BriaCell Therapeutics Corp. (Nasdaq: BCTX, BCTXW) (TSX: BCT) (“BriaCell” or the “Company”), a clinical-stage biotechnology company specializing in targeted immunotherapies for cancer, announces today that its Board of Directors has unanimously approved a potential reorganization (the “Transaction”) that would result in the spin-out of certain pre-clinical pipeline assets of the Company, specifically Bria-TILsRx™, and PKCδ inhibitors for multiple indications including cancer (collectively, the “SpinCo Assets”) to an unlisted corporation to own the SpinCo Assets (“SpinCo”). On closing of the Transaction, it is anticipated that the SpinCo Assets will be majority-owned, controlled, and governed by BriaCell and owned by BriaCell shareholders of record who will receive SpinCo Shares as defined herein.

Dr. William V. Williams, BriaCell’s President and CEO stated, “Housing the SpinCo Assets in a new corporate structure would be beneficial to both BriaCell shareholders and SpinCo shareholders as we believe there is significant independent value to be had from these assets. Developing them under a separate entity allows us to unlock the development potential of the SpinCo Assets as novel treatments for multiple diseases under a separate balance sheet, allowing for maximizing both entities to maintain their focus, while providing our shareholders the opportunity to own shares in both companies.”

On closing of the Transaction, it is expected that each share of BriaCell will be exchanged for one new share of the post-Transaction Company and one common share of SpinCo (a “SpinCo Share”). SpinCo Shares issued to BriaCell shareholders will comprise 33.33% ownership of SpinCo Shares upon closing of the Transaction. BriaCell shareholders who receive SpinCo Shares will ultimately own shares in both companies: BriaCell, which will continue with its mission to develop targeted immunotherapies for cancer, and SpinCo, which will focus on the development of the SpinCo Assets. SpinCo may seek funding subsequent to the closing of the Transaction and will intend to use the majority of the proceeds to advance the development of the SpinCo Assets.

It is anticipated that the SpinCo Shares will be issued to BriaCell shareholders by way of a plan of arrangement under the Business Corporations Act (British Columbia) (the “Act”). BriaCell will retain SpinCo Shares representing 66.67% ownership of SpinCo. It is intended that SpinCo will be managed by Dr. William V. Williams, as President and CEO, and Mr. Gadi Levin, as CFO. SpinCo’s board of directors will consist of, BriaCell’s current board of directors’ members including Dr. William V. Williams, Mr. Martin E. Schmieg, and Dr. Jane A. Gross.

Following the Transaction, BriaCell will remain listed on both the NASDAQ Stock Market and Toronto Stock Exchange, and SpinCo will become an unlisted reporting issuer in Canada.

The Transaction will be implemented by way of a court approved plan of arrangement under the Act. The Transaction will require the approval of: (i) 66.67% of the votes cast by the holders of BriaCell’s shares; and, if required, (ii) a simple majority of the votes cast by holders of BriaCell’s shares after excluding votes from certain shareholders as required under Multinational Instrument 61-101 – Protection of Minority Security Holders in Special Transactions, at a special meeting of BriaCell’s shareholders to be held to consider the Transaction (the “Meeting”). In addition to shareholder approval, the Transaction is also subject to the receipt of court approval and other customary closing conditions for transactions of this nature.

Additional details of the Transaction will be included in an information circular to be mailed to shareholders of BriaCell in connection with the Meeting. Bennett Jones LLP is acting as Canadian legal advisor to the Company. Sichenzia Ross Ference LLP is acting as US legal advisor to the Company.

Strategic Rationale for the Transaction

BriaCell believes that the Transaction will increase shareholder value by allowing capital markets to ascribe value to the SpinCo Assets independently of BriaCell’s core immunotherapy assets. SpinCo will provide an opportunity for SpinCo Assets to be funded and developed on their own.

About the SpinCo Assets

PKCδ Inhibitor: Therapeutics for multiple disease indications including cancer

PKCδ, also called novel PKC, has been associated with a number of diseases including cancer.

Selective inhibitors of PKCδ, have been shown to be effective treatments for several animal models of cancer and other diseases. SpinCo’s novel and highly selective PKCδ inhibitors may be developed as candidates for multiple disease indications including several tumor types.

Bria-TILsRx™: Multi-Specific Binding Reagents - Immunotherapies for Cancer

Developed as potential immunotherapies for cancer, SpinCo’s two novel Bria-TILsRx™s are multi-specific binding reagents designed to act as potent immune cell activators and/or immune checkpoint inhibitors. They are expected to selectively target and destroy cancer cells without harming normal (non-cancerous) cells. This may mean less severe side effects for the treated cancer patients compared with those of alternative therapies.

About BriaCell Therapeutics Corp.

BriaCell is an immuno-oncology-focused biotechnology company developing targeted and effective approaches for the management of cancer. More information is available at https://briacell.com/.

Safe Harbor

The forward-looking events and circumstances discussed in this release may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting the Company and SpinCo, including, but not limited to, statements with respect to future events or future performance, the completion and structure of the Transaction, anticipated shareholder, court and regulatory approvals and the realization of the anticipated benefits by any entity from the Transaction. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks, and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully under the heading “Risks and Uncertainties” in the Company’s most recent Management’s Discussion and Analysis, under the heading “Risk Factors” in the Company’s most recent Annual Information Form, and under “Risks and Uncertainties” in the Company’s other filings with the Canadian securities regulatory authorities and the U.S. Securities and Exchange Commission, all of which are available under the Company’s profiles on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Forward-looking statements contained in this announcement are made as of this date, and BriaCell Therapeutics Corp. undertakes no duty to update such information except as required under applicable law.

None of the securities to be issued pursuant to the Transaction have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws, and any securities issuable in the Transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act and applicable exemptions under state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities.

Neither the Toronto Stock Exchange nor its Regulation Services Provider (as that term is defined in the policies of the Toronto Stock Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact Information

Company Contact:

William V. Williams, MD

President & CEO

1-888-485-6340

info@briacell.com

Media Relations:

Jules Abraham

Director of Public Relations

CORE IR

917-885-7378

julesa@coreir.com

Investor Relations Contact:

CORE IR

investors@briacell.com